                                                                    EXHIBIT 10.7

                             EMPLOYMENT AGREEMENT

     THIS AGREEMENT made effective as of the 31st day of December 1999 (the "Effective Date") by and between GoAmerica, Inc., a Delaware corporation with its principal place of business at 401 Hackensack Avenue, Hackensack, New Jersey 07601 (the "Company"), and Aaron Dobrinsky (the "Employee").

                                  WITNESSETH:

     WHEREAS, the Company desires to secure the employment of the Employee in accordance with the provisions of this Agreement; and

     WHEREAS, the Employee desires and is willing to accept employment with the Company in accordance herewith.

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.  Term.  The Company hereby agrees to employ the Employee and the
         ----
Employee hereby agrees to serve the Company pursuant to the terms and conditions of this Agreement as Chairman of the Board, President and Chief Executive Officer of the Company, or in a position at least commensurate therewith in all material respects, for an initial term commencing on the Effective Date hereof and expiring on the third anniversary thereof (the "initial term"), provided that the Employee is elected to such office, or a comparable or higher office, at each annual meeting of the Board of Directors of the Company (the "Board of Directors") during the term of this Agreement. If the Employee shall not be so elected at any such annual meeting of the Board of Directors, the Employee's employment hereunder shall forthwith terminate and the Company shall be obligated to compensate the Employee in accordance with Section 6(a) of this

Agreement. On the expiration of the initial term and on each yearly anniversary thereof, the Agreement shall automatically renew for an additional one-year period (the "Renewal Term"), unless sooner terminated in accordance with the provisions of Section 5 or unless either party notifies the other party in writing of its intentions not to renew this Agreement not less than sixty (60) days prior to such expiration date or anniversary, as the case may be.

     2.   Positions and Duties.
          --------------------

     (a) Duties.  The Employee's duties hereunder shall be those which shall be
         ------
prescribed from time to time by the Board of Directors in accordance with the bylaws of the Company and shall include such executive duties, powers and responsibilities as customarily attend the office of Chairman of the Board, President and Chief Executive Officer of a company comparable to the Company. The Employee will hold, in addition to the office of Chairman of the Board, President and Chief Executive Officer of the Company, such other executive offices in the Company and its subsidiaries to which he may be elected, appointed or assigned by the Board of Directors from time to time and will discharge such executive duties in connection therewith. During the employment period, the Employee's position (including status, offices and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned immediately preceding the Effective Date. The Employee shall devote his full working time, energy and skill (reasonable absences for vacations and illness excepted), to the business of the Company as is necessary in order to perform such duties faithfully, competently and diligently; provided, however, that notwithstanding any provision in this Agreement to the contrary, the Employee shall not be precluded from devoting reasonable periods of time required for serving as a member of boards of companies which have been approved by the Board of Directors or participating in non-business organizations so long as such memberships or activities do not interfere with the performance of the Employee's duties hereunder.

     (b) Board Nomination. So long as the Employee is the Chairman of the Board,
         ----------------
President and Chief Executive Officer of the Company, the Company will use diligent efforts to obtain the nomination and election of the Employee as a director of the Company. In the event that the Employee is elected as a director of the Company, the Employee shall perform all duties incident to such directorship faithfully, diligently and competently and in the best interests of the Company.

     3.  Compensation.  During the term of this Agreement, the Employee shall
         ------------
receive, for all services rendered to the Company hereunder, the following (hereinafter referred to as "Compensation"):

     (a) Base Salary.  For the term hereof, the Employee shall be paid an annual
         -----------
base salary equal to $225,000. The Employee's annual base salary shall be payable in equal installments in accordance with the Company's general salary payment policies but no less frequently than monthly. Such base salary shall be reviewed, and any increases in the amount thereof shall be determined, by the Board of Directors or a compensation committee formed by the Board of Directors (the "Compensation Committee") at the end of each 12-month period of employment during the term hereof.

     (b) Bonuses.  The Employee shall be eligible for and may receive bonuses.
         -------
The amount of such bonuses, if any, shall be solely within the discretion of the Board of Directors or, if formed, the Compensation Committee thereof.

     (c) Incentive Compensation.  The Employee shall be eligible for awards from
         ----------------------
the Company's incentive compensation plans, including without limitation any stock option plans, applicable to high level executive officers of the Company or to key employees of the Company or its subsidiaries, in accordance with the terms thereof and on a basis commensurate with his position and responsibilities.

     (d) Automobile Allowance.  The Company shall provide to the Employee a
         --------------------
fixed automobile allowance of $800.00 per month to be used by Employee for automobile lease payments, insurance and related taxes during the term of this Agreement. In addition, automobile expenses incurred in connection with the performance of the Employee's duties hereunder with respect to tolls, gasoline and automobile maintenance are the responsibility of the Company and shall be paid by the Company.

     (e) Benefits.  The Employee and his "dependents," as that term may be
         --------
defined under the applicable benefit plan(s) of the Company, shall be included, to the extent eligible thereunder, in any and all plans, programs and policies which provide benefits for employees and their dependents. Such plans, programs and policies may include health care insurance, long-term disability plans, life insurance, supplemental disability insurance, supplemental life insurance, holidays and other similar or comparable benefits made available to the Company's employees.

     (f) Expenses.  Subject to and in accordance with the Company's policies and
         --------
procedures, the Employee hereby is authorized to incur, and, upon presentation of itemized accounts, shall be reimbursed by the Company for, any and all reasonable and necessary business-related expenses, which expenses are incurred by the Employee on behalf of the Company or any of its subsidiaries.

     (g) Life Insurance.  During the term of this Agreement, in addition to the
         --------------
life insurance benefits provided to the Employee in paragraph 3(e) above, the Company will maintain, at the Company's expense, term insurance upon the Employee's life in the face amount of up to one million dollars ($1,000,000.00). Such insurance will be payable to the beneficiary that the Employee shall designate in writing to the Company, or in the absence of such designation, to the Employee's estate.

     4.  Absences.  The Employee shall be entitled to vacations of no less than
         --------
four (4) weeks, absences because of illness or other incapacity, and such other absences, whether for holiday, personal time, or for any other purpose, as set forth in the Company's employment manual or current procedures and policies, as the case may be, as same may be amended from time-to-time.

     5.  Termination.  In addition to the events of termination and expiration
         -----------
of this Agreement provided for in Section 1 hereof, the Employee's employment hereunder may be terminated only as follows:

     (a) Without Cause.  The Company may terminate the Employee's employment
         -------------
hereunder without cause only upon action by the Board of Directors, and upon no less than sixty (60) days prior written notice to the Employee. The Employee may terminate employment hereunder without cause upon no less than sixty (60) days prior written notice to the Company.

     (b) For Cause, by the Company.  The Company may terminate the Employee's
         -------------------------
employment hereunder for cause immediately and with prompt notice to the Employee, which cause shall be determined in good faith solely by the Board of Directors. "Cause" for termination shall include, but is not limited to, the following conduct of the Employee:

          (i) Material breach of any provision of this Agreement by the Employee, which breach shall not have been cured by the Employee within sixty
(60) days of receipt of written notice of said breach;

          (ii) Misconduct as an employee of the Company, including but not limited to: misappropriating any funds or property of the Company; attempting to willfully obtain any personal profit from any transaction in which the Employee has an interest which is adverse to the interests of the Company; or any other act or omission which substantially impairs the Company's ability to conduct its ordinary business in its usual manner;

          (iii) Unreasonable neglect or refusal to perform the duties assigned to the Employee under or pursuant to this Agreement;

          (iv) Conviction of a felony (including pleading guilty or no contest to a felony or lesser charge which results from plea bargaining); or

          (v) Any other act or omission which subjects the Company or any of its subsidiaries to substantial public disrespect, scandal or ridicule.

     (c) For Good Reason by Employee.  The Employee may terminate employment
         ---------------------------
hereunder for good reason immediately and with prompt notice to the Company. "Good reason" for termination by the Employee shall include, but is not limited to, the following conduct of the Company:

          (i) Material breach of any provision of this Agreement by the Company, which breach shall not have been cured by the Company within sixty (60) days of receipt of written notice of said breach;

          (ii) Failure to maintain the Employee in a position commensurate with that referred to in Section 2 of this Agreement; provided however, that the
                                                 ----------------
Employee may be removed as President by the Board of Directors, provided further, that the office of President shall not be senior to the offices of Chairman of the Board or Chief Executive Officer.

          (iii)  Failure to elect Employee as a director of the Company; or

          (iv) The assignment to the Employee of any duties inconsistent with the Employee's position, authority, duties or responsibilities as contemplated by Section 2 of this Agreement, or any other action by the Company which results in a diminution of such position, authority, duties or responsibilities, excluding for this purpose any isolated action not taken in bad faith and which is promptly remedied by the Company after receipt of notice thereof given by the Employee.

     (d) Death.  The period of active employment of the Employee hereunder shall
         -----
terminate automatically in the event of his death.

     (e) Disability.  In the event that the Employee shall be unable to perform
         ----------
duties hereunder for a period of one hundred eighty (180) consecutive calendar days or one hundred eighty (180) work days within any 360 consecutive calendar days, by reason of disability as a result of illness, accident or other physical or mental incapacity or disability, the Company may, in its discretion, by giving written notice to the Employee, terminate the Employee's employment hereunder as long as the Employee is still disabled on the effective date of such termination.

     (f) Mutual Agreement.  This Agreement may be terminated at any time by
         ----------------
mutual agreement of the Employee and the Company.

     6.  Compensation in the Event of Termination.  In the event that the
         ----------------------------------------
Employee's employment pursuant to this Agreement terminates prior to the end of the term of this Agreement because he is not reelected pursuant to Section 1 or for a reason provided in Section 5 hereof, the Company shall pay the Employee compensation as set forth below:

     (a) Employee not Elected by Board of Directors; By Employee for Good
         ----------------------------------------------------------------
Reason; By Company Without Cause.  In the event that the Employee's employment
--------------------------------
hereunder is terminated because the Employee is not elected to the office of Chairman of the Board and Chief Executive Officer of the Company, or in a position at least commensurate therewith in all material respects, at any annual meeting of the Company's Board of Directors during the term of this Agreement, as contemplated by Section 1 hereof; by the Employee for good reason pursuant to
Section 5(c) hereof; or by the Company without cause pursuant to Section 5(a) hereof, then:

          (i) the Company shall continue to pay to the Employee his annual base salary and all other compensation and benefits provided for in Section 3 hereof in the same manner as before termination, and for a period of time ending on the date when the initial term or Renewal Term, as applicable, of this Agreement would otherwise have expired in accordance with Section 1 of this Agreement; provided, however, that in no event shall such amount be less than Employee's then current one (1) year annual base salary; or if such termination occurs after the date three (3) years from the date hereof, such amount shall be no less than Employee's then current one (1) year annual base salary plus one-twelfth (1/12) of such annual base salary for each year of employment commenced beyond such three (3) year anniversary date. The Employee shall not be required to mitigate the amount of any payment provided for in this Section 6(a) by seeking employment or otherwise, nor shall any amounts received from employment or otherwise by the Employee offset in any manner the obligations of the Company hereunder; and

          (ii) the payments, rights and entitlements described in Section 6(a)(i) hereof, if any, shall only be made if the Employee shall first have executed and delivered to the Company a release with respect to his employment hereunder and the termination of such employment.

     (b) By Company Upon Termination of Agreement Due to Employee's Death or
         -------------------------------------------------------------------
Disability.  In the event of the Employee's death or if the Company shall
----------
terminate the Employee's employment hereunder for disability pursuant to Section 5(e) hereof then:

          (i) the Company shall continue to pay the base salary payable hereunder at the then current rate for one (1) year after the termination of employment to the Employee or his personal representative, as applicable;

          (ii) in the event of a termination pursuant to Section 5(e) hereof, if eligible, Employee shall be entitled to benefits under any salaried long-term disability plan of the Company covering the Employee then in effect; and

          (iii) all other compensation and benefits provided for in Section 3 of this Agreement shall cease upon such termination.

     (c) By Company For Cause or By Employee Without Good Reason.  In the event
         -------------------------------------------------------
that: (i) the Company shall terminate the Employee's employment hereunder for cause pursuant to Section 5(b) hereof; or (ii) the Employee shall terminate employment hereunder without "good reason" as defined in Section 5(c) hereof, then the Employee's rights hereunder shall cease as of the effective date of the termination, including, without limitation, the right to receive the Base Salary and all other compensation or benefits provided for in this Agreement, except that the Company shall pay the Employee salary and other Compensation which may have been earned and is due and payable but which has not been paid as of the date of termination.

     7.  Effect of Termination.  In the event of expiration or early termination
         ---------------------
of this Agreement as provided herein, neither the Company nor the Employee shall have any remaining duties or obligations hereunder except that:

     (a)  The Company shall:

          (i) Pay the Employee's accrued salary and any other accrued benefits under Section 3 hereof;

          (ii) Reimburse the Employee for expenses already incurred in accordance with Section 3(e) hereof;

          (iii) To the extent required by law, pay or otherwise provide for any benefits, payments or continuation or conversion rights in accordance with the provisions of any benefit plan of which the Employee or any of his dependents is or was a participant; and

          (iv) Pay the Employee or his beneficiaries any compensation due pursuant to Section 6 hereof; and

     (b) The Employee shall remain bound by the terms of Section 8 hereof and Exhibit A attached hereto.
---------

     8.  Restrictive Covenant.  (a)  The Employee acknowledges and agrees that
         --------------------
he has access to secret and confidential information of the Company and its subsidiaries and that the following restrictive covenant is necessary to protect the interests and continued success of the Company. Except as otherwise expressly consented to in writing by the Company, until the termination of the Employee's employment (for any reason and whether such employment was under this Agreement or otherwise) and thereafter for twelve (12) months (the "Restricted Period"), the Employee shall not, directly or indirectly, acting as an employee, owner, shareholder, partner, joint venturer, officer, director, agent, salesperson, consultant, advisor, investor or principal of any corporation or other business entity:

          (i) engage, in any state or territory of the United States of America or other country where the Company is actively doing business (determined as of the date the Employee's employment with the Company terminates), in direct or indirect competition with the business conducted by the Company or activities which the Company plans to conduct within one year of termination (determined as of the date the Employee's employment with the Company terminates);

          (ii) request or otherwise attempt to induce or influence, directly or indirectly, any present customer or supplier, or prospective customer or supplier, of the Company, or other persons sharing a business relationship with the Company, to cancel, limit or postpone their business with the Company, or otherwise take action which might be to the material disadvantage of the Company; or

          (iii) hire or solicit for employment, directly or indirectly, or induce or actively attempt to influence, any Employee of the Company or any Affiliate, as such term is defined in the Securities Act of 1933, as amended, to terminate his or her employment or discontinue such person's consultant, contractor or other business association with the Company.

     (b) If the Employee violates any of the restrictions contained in Section 8(a) above, the Restrictive Period shall be increased by the period of time from the commencement of any such violation until the time such violation shall be cured by the Employee to the satisfaction of the Company, and the Company may withhold any and all payments, except salary, otherwise due and owing to the Employee under this Agreement.

     (c) In the event that either the geographical area or the Restrictive Period set forth in Section 8(a) of this Agreement is deemed to be unreasonably restrictive in any court proceeding, the court may reduce such geographical area and Restrictive Period to the extent which it deems reasonable under the circumstances.

     (d) Nothing in this Section 8, whether express or implied, shall prevent the Employee from being a holder of securities of a company whose securities are registered under Section 12 of the Securities Exchange Act of 1934, as amended, or any privately held company; provided, however, that during the term of this agreement, and with respect to any company which may be deemed to directly or indirectly compete with the business conducted by the Company or with the activities which the Company plans to conduct, the Employee holds of record and beneficially less than one percent (1%) of the votes eligible to be cast generally by holders of securities of such company for the election of directors.

     (e) The Employee, as a condition of his continued employment, acknowledges and agrees that he has reviewed and will continue to be bound by all of the provisions set forth in

Exhibit A attached hereto, which is incorporated herein by reference and made
---------
a part hereof as though fully set forth herein, during the term of this Agreement, and any time hereafter.

     (f) Employee acknowledges and agrees that in the event of a breach or threatened breach of the provisions of this Section 8 by Employee the Company may suffer irreparable harm and therefore, the Company shall be entitled, to the extent permissible by law, immediately to cease to pay or provide the Employee any compensation being, or to be, paid or provided to him pursuant to Sections 3 or 6 of this Agreement, and also to obtain immediate injunctive relief restraining the Employee from conduct in breach or threatened breach of the covenants contained in this Section 8. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from the Employee.

     9.  Directors and Officers Liability Insurance.  During the term of this
         ------------------------------------------
Agreement, the Company shall maintain standard directors and officers liability insurance in a face amount of no less than $10,000,000.

     10.  Resolution of Differences Over Breaches of Agreement.  Except as
          ----------------------------------------------------
otherwise provided herein, any controversy or claim arising out of, or relating to, this Agreement, or the breach hereof, or otherwise arising out of or relating to the Employee's employment, compensation and benefits with the Company or the termination thereof, shall be reviewed in the first instance in accordance with the Company's internal review procedures, if any, with recourse thereafter--for temporary or preliminary injunctive relief only as to the provisions of Section 8--to the courts having jurisdiction thereof. If any relief other than injunctive relief is sought, then to arbitration in the State of New Jersey administered by the American Arbitration Association, under its National Rules for the Resolution of Employment Disputes and judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof. Any claim or controversy not submitted to arbitration in accordance with this Section 9 shall be waived and, thereafter, no arbitration panel or tribunal or court shall have the power to rule or make any award on any such claim or controversy.

     11.  No Conflicts.  The Employee has represented and hereby represents to
          -------------
the Company that the execution, delivery and performance by the Employee of this Agreement do not conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any contract, agreement or understanding, whether oral or written, to which the Employee is a party or of which the Employee is or should be aware and the there are no restrictions, covenants, agreements or limitations on his right or ability to enter into and perform the terms of this Agreement, and agrees to save the Company harmless from any liability, cost or expense, including attorney's fees, based upon or arising out of any such restrictions, covenants, agreements, or limitations that may be found to exist.

     12.  Waiver.  The waiver by a party hereto of any breach by the other party
          ------
hereto of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by a party hereto.

     13.  Assignment.  This Agreement shall be binding upon and inure to the
          ----------
benefit of the successors and assigns of the Company, and the Company shall be obligated to require any successor to expressly assume its obligations hereunder. This Agreement shall inure to the benefit of and be enforceable by the Employee or his legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. The Employee may not assign any of his duties, responsibilities, obligations or positions hereunder to any person and any such purported assignment by him shall be void and of no force and effect.

     14.  Notices.  Any notices required or permitted to be given under this
          -------
Agreement shall be sufficient if in writing, and if personally delivered or when sent by first class certified or registered mail, postage prepaid, return receipt requested--in the case of the Employee, to his residence address as set forth below, and in the case of the Company, to the address of its principal place of business as set forth below, in care of the Board of Directors--or to such other person or at such other address with respect to each party as such party shall notify the other in writing.

     15.  Construction of Agreement.
          -------------------------

     (a) Governing Law.  This Agreement shall be governed by and its provisions
         -------------
construed and enforced in accordance with the internal laws of the State of New Jersey without reference to its principles regarding conflicts of law.

     (b) Severability.  In the event that any one or more of the provisions of
         ------------
this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     (c) Headings.  The descriptive headings of the several paragraphs of this
         --------
Agreement are inserted for convenience of reference only and shall not constitute a part of this Agreement.

     16.  Entire Agreement.  This Agreement and Exhibit A hereto contains the
          ----------------
entire agreement of the parties concerning the Employee's employment and all promises, representations, understandings, arrangements and prior agreements on such subject are merged herein and superseded hereby. The provisions of this Agreement may not be amended, modified, repealed, waived, extended or discharged except by an agreement in writing signed by the party against whom enforcement of any amendment, modification, repeal, waiver, extension or discharge is sought. No person acting other than pursuant to a resolution of the Board of Directors shall have authority on behalf of the Company to agree to amend, modify, repeal, waive, extend or discharge any provision of this Agreement or anything in reference thereto or to exercise any of the Company's rights to terminate or to fail to extend this Agreement.

                                   * * * * *

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and attested by its duly authorized officers, and the Employee has set his hand, all as of the day and year first above written.

ATTEST:                                   GoAmerica, Inc.



Francis J. Elenio                 By: /s/ Robi Blumenstein
----------------------------          ---------------------------------------
Francis J. Elenio, Secretary                Robi Blumenstein, Chairman,
                                               Compensation Committee


                                       Address: ______________________________

                                                ______________________________

                                                ______________________________


WITNESS:                                   EMPLOYEE



/s/ Joseph Korb                    /s/ Aaron Dobrinsky
---------------                    ------------------------
                                      Aaron Dobrinsky

                                   Address:______________________________

                                           ______________________________

                                           ______________________________

                                                                       EXHIBIT A

                                GoAmerica, Inc.

                                   EMPLOYEE'S
                    INVENTION ASSIGNMENT AND CONFIDENTIALITY
                                   AGREEMENT

     In consideration of my employment or continued employment by GoAmerica, Inc., a Delaware corporation or any subsidiary or parent corporation thereof (the "Company"), I hereby represent and agree as follows:

     1. I understand that the Company is engaged in the business of providing wireless internet service and related services and that I may have access to or acquire information with respect to Confidential Information (as defined below), including processes and methods, development tools, scientific, technical and/or business innovations.

     2.  Disclosure of Innovations.  I agree to disclose in writing to the
         -------------------------
Company all inventions, improvements and other innovations of any kind that I may make, conceive, develop or reduce to practice, alone or jointly with others, during the term of my employment with the Company, whether or not they are related to my work for the Company and whether or not they are eligible for patent, copyright, trademark, trade secret or other legal protection ("Innovations"). Examples of Innovations shall include, but are not limited to, discoveries, research, inventions, formulas, techniques, processes, tools, know-how, marketing plans, new product plans, production processes, advertising, packaging and marketing techniques and improvements to computer hardware or software.

     3.  Assignment of Ownership of Innovations.  I agree that all Innovations
         --------------------------------------
will be the sole and exclusive property of the Company and I hereby assign all of my rights, title or interest in the Innovations and in all related patents, copyrights, trademarks, trade secrets, rights of priority and other proprietary rights to the Company. At the Company's request and expense, during and after the period of my employment with the Company, I will assist and cooperate with the Company in all respects and will execute documents, and, subject to my reasonable availability, give testimony and take further acts requested by the Company to obtain, maintain, perfect and enforce for the Company patent, copyright, trademark, trade secret and other legal protection for the Innovations. I hereby appoint the Chief Financial Officer of the Company as my attorney-in-fact to execute documents on my behalf for this purpose.

     4.  Protection of Confidential Information of the Company.   I understand
         -----------------------------------------------------
that my work as an employee of the Company creates a relationship of trust and confidence between myself and the Company. During and after the period of my employment with the Company, I will not use or disclose or allow anyone else to use or disclose any "Confidential Information" (as defined below) relating to the Company, its products, suppliers or customers except as may be necessary in the performance of my work for the Company or as may be authorized in

                                     -A1-
advance by appropriate officers of the Company. "Confidential Information" shall
                                                 ------------------------
include innovations, methodologies, processes, tools, business strategies, financial information, forecasts, personnel information, customer lists, trade secrets and any other non-public technical or business information, whether in writing or given to me orally, which I know or have reason to know the Company would like to treat as confidential for any purpose, such as maintaining a competitive advantage or avoiding undesirable publicity. I will keep Confidential Information secret and will not allow any unauthorized use of the same, whether or not any document containing it is marked as confidential. These restrictions, however, will not apply to Confidential Information that has become known to the public generally through no fault or breach of mine or that the Company regularly gives to third parties without restriction on use or disclosure. Upon termination of my work with the Company, I will promptly deliver to the Company all documents and materials of any nature pertaining to my work with the Company and I will not take with me any documents or materials or copies thereof containing any Confidential Information.

     5.  Other Agreements.  I represent that my performance of all the terms of
         ----------------
this Agreement and my duties as an employee of the Company will not breach any invention assignment agreement, confidential information agreement, non-competition agreement or other agreement with any former employer or other party. I represent that I have not and will not bring with me to the Company or use in the performance of my duties for the Company any documents or materials of a former employer that are not generally available to the public.

     6.  Disclosure of this Agreement.  I hereby authorize the Company to notify
         ----------------------------
others, including but not limited to customers of the Company and any of my future employers, of the terms of this Agreement and my responsibilities hereunder.

     7.  Injunctive Relief .  I understand that in the event of a breach or
         ------------------
threatened breach of this Agreement by me the Company may suffer irreparable harm and monetary damages alone would not adequately compensate the Company. The Company will therefore be entitled to injunctive relief to enforce this Agreement.

     8.  Enforcement and Severability.  I acknowledge that each of the
         ----------------------------
provisions in this Agreement are separate and independent covenants. I agree that if any court shall determine that any provision of this Agreement is unenforceable with respect to its term or scope such provision shall nonetheless be enforceable by any such court upon such modified term or scope as may be determined by such court to be reasonable and enforceable. The remainder of this Agreement shall not be affected by the unenforceability or court ordered modification of a specific provision.

     9.  Governing Law.  I agree that this Agreement shall be governed by and
         -------------
construed in accordance with the laws of the State of New Jersey.

     10.  Superseding Agreement.  I understand and agree that this Agreement, as
          ---------------------
Exhibit A to my Employment Agreement with the Company, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all previous agreements and understandings between the parties with respect to its subject matter.

                                     -A2-

     11.   Acknowledgments.  I acknowledge that I have read this agreement, was
           ---------------
given the opportunity to ask questions and sufficient time to consult an attorney and I have either consulted an attorney or affirmatively decided not to consult an attorney. I understand that this agreement is a part of and does not alter the terms of my Employment Agreement with the Company. I also understand that my obligations under this Agreement survive the termination of my employment with the Company.


                              *.*.*.*.*.*.*.*.*.*

                                     -A3-

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written below.



Date: 12/31/99          /s/ Aaron Dobrinsky
      --------          -------------------
                         Aaron Dobrinsky

                       Address: ______________________

                                ______________________

                                ______________________

                                ______________________


                         GoAmerica, Inc.

Date: 12/31/99                By: /s/ Joseph Korb
      --------                    ---------------
                                  Name:  Joseph Korb
                                  Title:  Executive Vice President


                                     -A4-